SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 11, 2006
(Date of report)

VALUE CONSULTING, INC.
(Exact Name of Registrant as Specified in its Charter)

NV	0-131224	20-4028175
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

1103 Callaway Court Howell, MI 48843
(Address of Principal Executive Office)

(248) 321-0121
(Registrant’s Telephone Number, Including Area Code)

Item 8.01 Other Events

On July 31, 2006, Value Consulting announced it has acquired a working interest in multiple oil and gas leases through its wholly owned subsidiary, Smarts Oil and Gas.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 31, 2006 announcing purchase of oil lease

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLVE STAFFING, INC.
/s/ Brian Ramsey
Dated: August 11, 2006	Brian Ramsey, CEO